[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                                  JUNE 30, 2002

[graphic omitted]

                              MFS(R) INSTITUTIONAL
                              EMERGING EQUITIES FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

              NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Robert A. Henderson+                                     business day from 9 a.m. to 5 p.m. Eastern time.
Donald F. Pitcher+                                       (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
AUDITORS                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
Deloitte & Touche LLP                                    touch-tone telephone.

INVESTOR INFORMATION                                     WORLD WIDE WEB
For information on MFS mutual funds, call your           www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 2002, the fund provided a total return of -23.71%. This return, which includes the reinvestment of any dividends and capital gains distributions, compares to a return of -25.00% over the same period for the fund's benchmark, the Russell 2000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

A CHALLENGING ENVIRONMENT
Although the U.S. economy appeared to begin growing again in 2002, as indicated by growth in the gross domestic product (GDP), the small-cap investing environment was consistently challenging over the period. A strong rally in the fourth quarter of 2001 proved to be a short-term event, and the economic recovery this year has not been as strong or as widespread as we had hoped when the year began.

Consumer spending has held up and benefited consumer-related stocks. Less economically sensitive sectors such as health care have also held their own. Business spending, however, has been a real area of disappointment. We haven't yet seen the confidence in future sales that makes corporations want to spend on plants, equipment, and hiring. Sluggish capital spending has hurt software companies, semiconductor companies, telecommunications equipment companies, and a number of other areas that are a big part of the small-cap universe.

SHIFTS IN SECTOR WEIGHTINGS
As a result of changes we saw happening in the market, we made some large shifts in the portfolio's holdings during the period. Over the summer of last year, we had increased our technology holdings in anticipation of an eventual recovery. When the events of September 11 drove the market down sharply, we used the opportunity to further increase our weighting in technology and increase our exposure to restaurant and broadcasting firms. When the market came roaring back in the fourth quarter of 2001, those holdings did well and generally continued to help performance through March of 2002.

In early spring of this year, however, many of our technology positions began to experience difficulty. It became clear to us that corporations were holding back on technology purchases for the foreseeable future, in part due to excess capacity added in previous years. In response, we made major shifts in the fund's holdings in April, May, and June. Many technology positions were reduced or sold off.

We also sold off our position in Edison Schools, a firm that attempted to pioneer a new industry by privatizing the operation of several public schools. Although the company originally appeared to us to have great promise, in 2002 it suffered several disappointments. We began to doubt it could deliver on its premise of running schools both better and more economically, and ultimately this was a holding that lost money for the portfolio.

As we sold off some holdings, we increased our positions in more-consumer-related sectors such as leisure and retailing. The portfolio's financial services weighting was also increased as we found new growth opportunities in that sector. In each of these areas, we found companies that, in a tough economy, have benefited from solid consumer spending and a low interest rate environment.

Despite our increased position and solid performance in the financial services sector, a significant underweighting versus our benchmark detracted from relative performance, as financial services stocks outperformed the broader benchmark over the period. Insurance stocks posted some of the best absolute returns in the market, benefiting from a favorable pricing environment in property and casualty insurance after the September 11 terrorist attacks. Our primary contributor in this space was insurance broker and risk management consultant Willis Group Holdings.

AREAS OF OPPORTUNITY
As of the end of the period, the portfolio held positions in a number of firms that we felt represented growth opportunities, despite a weak economic environment. In the retail sector, holdings included Michaels Stores, a chain of arts and crafts stores that has dominated its niche and has been growing rapidly, and retail chains that cater to a cost-conscious customer, such as Pier 1 Imports, Linens 'n Things, and Dollar Tree Stores.

Following a similar theme, our holdings in the leisure sector included several restaurant chains with lower-priced menus, including international pizza franchiser Papa John's, family restaurant operator Outback Steakhouse, and Jack in the Box, a fast food chain that our research indicated was the West Coast market leader among the heaviest buyers of fast food: 18- to 24-year old males. In the financial services sector, we added positions in a number of smaller regional banks; we felt their share prices were at attractive levels and that they might benefit from a moderate recovery and a continuing low interest rate environment.

That said, we have not abandoned sectors such as health care and technology that have historically been core growth areas for the fund. Health care, in our view, has been somewhat insulated from the downturn in business spending because demand in that sector historically does not slow down with the economy. Also, there continued to be a lot of innovation in the industry. We've invested in businesses such as pharmacy benefits manager Caremark Rx, which helps employers control the cost of providing a prescription drug benefit, and firms that provide kidney dialysis or oxygen bottles. Noven Pharmaceuticals, another holding, is a leader in the market for transdermal patches, a noninvasive method of delivering medication. Many of these companies have continued to grow through a recession and a weak recovery, largely because we have an aging population.

In technology, we've eliminated holdings that we think may take a long time to recover. However, we've maintained positions in other companies that we believe are leaders in their industries and may be winners when technology spending revives. Data storage, for example, is an area where we've continued to see opportunity because the volume of stored corporate information has continued to grow at a dramatic rate.

CHANGE IN PORTFOLIO MANAGEMENT
In the spring of 2002, we became managers of the fund, replacing Neil D. Wagner. We plan to manage the portfolio in the same manner that we believe has worked well over the past several years, and no major changes in style or strategy are anticipated. We feel our extensive experience in managing over a variety of market conditions may be a particular asset during this volatile and unsettled economic period.

    Respectfully,

/s/ Robert A. Henderson                   /s/ Donald F. Pitcher

    Robert A. Henderson                       Donald F. Pitcher
    Portfolio Manager                         Portfolio Manager

Notes to shareholders: Robert A. Henderson and Donald F. Pitcher became managers of the portfolio in April and June, respectively, replacing Neil D. Wagner.

Effective March 1, 2002, the Russell 2000 Growth Index replaced the Russell 2000 Index as the fund's benchmark. We believe the Russell 2000 Growth Index more accurately reflects the portfolio's growth discipline. The Russell 2000 Index is an unmanaged index composed of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Robert A. Henderson is a Vice President at MFS Investment Management(R). He is also a portfolio manager of the small-cap growth portfolios of our mutual funds, institutional accounts, and variable annuities. Mr. Henderson joined the company in 1996 as an equity research analyst covering the utilities, retail, mining, financial services, and the food, beverage and tobacco industries in Latin America and Canada. He was named portfolio manager in April 2002. From 1991 to 1996 Mr. Henderson worked as an equity research analyst for David L. Babson & Company, Inc., where he was named a vice president in 1993. He was a consultant with Alliance Consulting Group, Inc. in Cambridge, MA, from 1988 to 1991. Mr. Henderson holds a Masters of Business Administration degree from Stanford University and a bachelors degree from Harvard College.

Donald F. Pitcher, Jr., is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the small-cap growth and global growth portfolios of our mutual funds, institutional accounts, and offshore investment products. Mr. Pitcher joined MFS in 1971 as an Investment Officer. He was named Assistant Vice President in 1974, Vice President in 1977 and Senior Vice president in 1985. He is a graduate of Harvard College and the Harvard Graduate School of Business Administration.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: June 16, 1993

Size: $398.1 million net assets as of June 30, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, June 16, 1993, through June 30, 2002. Index information is from July 1, 1993.)

                         MFS
                     Institutional
                    Emerging Equities      Russell 2000     Russell 2000
                          Fund                Index         Growth Index
"6/93"               $ 3,000,000           $3,000,000      $3,000,000
"6/94"                 3,585,000            3,130,000       3,026,000
"6/96"                 7,258,000            4,658,000       4,817,000
"6/98"                10,622,000            6,313,000       5,704,000
"6/00"                17,129,000            7,325,000       7,931,000
"6/02"                12,615,212            6,733,916       4,559,631

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

                                1 Year       3 Years       5 Years       Life*
-------------------------------------------------------------------------------
Cumulative Total Return        -23.71%       +13.45%       +46.69%      +320.51%
-------------------------------------------------------------------------------
Average Annual Total Return    -23.71%       + 4.29%       + 7.96%      + 17.22%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)          1 Year       3 Years       5 Years        Life*
-------------------------------------------------------------------------------
Russell 2000 Index#            - 8.60%       + 1.67%       + 4.44%     +  9.40%
-------------------------------------------------------------------------------
Russell 2000 Growth Index#     -25.00%       - 9.63%       - 1.98%     +  4.76%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, June 16, 1993, through June 30, 2002. Index information is from
    July 1, 1993.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in emerging growth companies is riskier than investing in more-established companies.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2002

Stocks - 98.9%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 97.5%
  Aerospace & Defense
    Herley Industries, Inc.*                                             1,300             $     27,573
-------------------------------------------------------------------------------------------------------
  Auto Parts - 0.4%
    O'Reilly Automotive, Inc.*                                          62,200             $  1,714,232
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 5.2%
    Alabama National Bancorp., Inc.                                     18,300             $    792,207
    Anchor Bancorp. Wisconsin, Inc.                                     25,800                  622,038
    BancFirst Corp.                                                      2,200                  102,058
    Bank Mutual Corp.                                                   26,000                  529,620
    BankAtlantic Bancorp., Inc.                                         96,500                1,196,600
    BankUnited Financial Corp.*                                         31,300                  606,907
    Brookline Bancorp., Inc.                                            53,800                1,361,140
    Connecticut Bancshares, Inc.                                        15,700                  521,240
    F & M Bancorp. Maryland, Inc.                                        5,100                  179,928
    First Bancorp. Puerto Rico, Inc.                                    14,300                  539,110
    First Federal Capital Corp.                                         35,100                  775,710
    First Financial Bankshares, Inc.                                     3,700                  154,804
    First Financial Holdings, Inc.                                      25,300                  828,322
    Glacier Bancorp., Inc.                                               9,900                  242,550
    Harbor Florida Bancshares, Inc.                                     35,700                  742,917
    Harleysville National Corp.                                         11,000                  297,110
    Hudson River Bancorp., Inc.                                         11,000                  296,890
    Independence Community Bank Corp.                                   21,900                  641,013
    Independent Bank Corp.                                              16,600                  523,896
    MAF Bancorp., Inc.                                                  19,700                  740,720
    MB Financial Bank, Inc.                                             22,600                  777,214
    National Penn Bank, Inc.                                             8,400                  220,080
    Pacific Capital Bancorp., Inc.                                      30,533                  729,128
    Pacific Northwest Bank, Inc.                                        25,800                  808,056
    PFF Bank and Trust, Inc.                                            14,100                  541,440
    Sandy Spring Bank, Inc.                                             15,900                  511,185
    South Financial Group, Inc.                                         44,600                  999,442
    Sterling Bancorp., Inc.                                              7,100                  253,470
    Sterling Financial Corp.                                             8,150                  203,424
    Susquehanna Bancshares, Inc.                                        33,000                  749,430
    UCBH Holdings, Inc.                                                 13,000                  494,130
    Umpqua Holdings Corp.                                               29,500                  545,160
    Westcorp, Inc.                                                      38,600                1,233,270
    Wintrust Financial Corp.                                            30,600                1,057,842
                                                                                           ------------
                                                                                           $ 20,818,051
-------------------------------------------------------------------------------------------------------
  Biotechnology - 0.1%
    Alkermes, Inc.*                                                     28,700             $    459,487
-------------------------------------------------------------------------------------------------------
  Business Machines - 0.5%
    Affiliated Computer Services, Inc., "A"*                            27,922             $  1,325,736
    Therma-Wave, Inc.*                                                  58,040                  661,076
                                                                                           ------------
                                                                                           $  1,986,812
-------------------------------------------------------------------------------------------------------
  Business Services - 12.9%
    Arbitron, Inc.*                                                     41,320             $  1,289,184
    BISYS Group, Inc.*                                                 139,300                4,638,690
    Braun Consulting, Inc.*                                            130,700                  456,143
    Bright Horizons Family Solutions, Inc.*                             80,200                2,655,422
    C.H. Robinson Worldwide, Inc.                                       38,600                1,294,258
    Catalina Marketing Corp.*                                           15,030                  424,147
    Concord EFS, Inc.*                                                 181,100                5,458,354
    Dendrite International, Inc.*                                      335,414                3,243,453
    DiamondCluster International, Inc.*                                128,600                  769,028
    DST Systems, Inc.*                                                  94,452                4,317,401
    Fiserv, Inc.*                                                       39,437                1,447,732
    Forrester Research, Inc.*                                          130,200                2,525,750
    Gartner Group, Inc., "A"*                                           92,400                  933,240
    infoUSA, Inc.*                                                     176,800                  967,273
    KPMG Consulting, Inc.*                                             219,100                3,255,826
    Mettler Toledo International, Inc.*                                 66,700                2,459,229
    MPS Group, Inc.*                                                   179,108                1,522,418
    National Processing, Inc.*                                          77,500                1,999,500
    NCO Group, Inc.*                                                    73,500                1,623,615
    Perot Systems Corp.*                                                42,500                  462,825
    Probusiness Services, Inc.*                                         98,000                1,427,762
    Proquest Co.*                                                       15,500                  550,250
    Radiant Systems, Inc.*                                              68,956                  898,497
    Renaissance Learning, Inc.*                                         27,800                  562,116
    Spherion Corp.*                                                    165,804                1,973,067
    Technology Solutions Co.*                                          206,687                  264,559
    WebMD Corp.*                                                       703,600                3,961,268
                                                                                           ------------
                                                                                           $ 51,381,007
-------------------------------------------------------------------------------------------------------
  Computer Software - 0.7%
    HNC Software, Inc.*                                                  9,499             $    158,633
    Netegrity, Inc.*                                                   189,850                1,169,476
    Verity, Inc.*                                                      134,500                1,491,605
                                                                                           ------------
                                                                                           $  2,819,714
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 3.1%
    CheckFree Corp.*                                                    86,200             $  1,348,168
    Covansys Corp.*                                                     67,122                  377,226
    Hyperion Solutions Corp.*                                          206,710                3,769,832
    Informatica Corp.*                                                 254,700                1,805,823
    Interwoven, Inc.*                                                  216,900                  661,545
    Legato Systems, Inc.*                                              472,700                1,701,720
    Manhattan Associates, Inc.*                                          7,400                  237,984
    SunGard Data Systems, Inc.*                                         91,140                2,413,387
                                                                                           ------------
                                                                                           $ 12,315,685
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.2%
    Aspen Technology, Inc.*                                            134,910             $  1,125,150
    Edwards (J.D.) & Co.*                                              281,300                3,417,795
    Global Payments, Inc.                                              110,500                3,287,375
    Jack Henry & Associates, Inc.                                      291,600                4,866,804
    Keane, Inc.*                                                       224,000                2,777,600
    StorageNetworks, Inc.*                                             675,570                1,330,197
                                                                                           ------------
                                                                                           $ 16,804,921
-------------------------------------------------------------------------------------------------------
  Construction - 1.8%
    Florida Rock Industrials, Inc.                                       3,000             $    107,430
    KB HOME Mortgage Co.                                                32,500                1,674,075
    Martin Marietta Materials, Inc.                                     63,700                2,484,300
    Pulte Homes, Inc.                                                   20,900                1,201,332
    Toll Brothers, Inc.*                                                63,300                1,854,690
                                                                                           ------------
                                                                                           $  7,321,827
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.0%
    Alberto Culver Co.                                                  20,200             $    965,560
    Church & Dwight, Inc.                                               38,400                1,203,072
    Dial Corp.                                                          38,200                  764,764
    Ethan Allen Interiors, Inc.                                         74,100                2,582,385
    Pier 1 Imports, Inc.                                               124,100                2,606,100
                                                                                           ------------
                                                                                           $  8,121,881
-------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.3%
    EDO Corp.                                                           29,500             $    840,750
    MTC Technologies, Inc.                                              12,200                  231,800
                                                                                           ------------
                                                                                           $  1,072,550
-------------------------------------------------------------------------------------------------------
  Electronics - 4.6%
    Brooks-PRI Automation, Inc.*                                        77,600             $  1,983,456
    Cable Design Technologies Corp.*                                    99,510                1,019,978
    DSP Group, Inc.*                                                   167,700                3,286,920
    Fairchild Semiconductor International Co.*                         105,100                2,553,930
    Intersil Holding Corp.*                                             25,900                  553,742
    LTX Corp.*                                                         135,900                1,940,652
    Mattson Technology, Inc.*                                           50,700                  234,234
    Tektronix, Inc.*                                                    77,900                1,457,509
    Veeco Instruments, Inc.*                                            65,300                1,509,083
    Zarlink Semiconductor, Inc.*                                       766,600                3,901,994
                                                                                           ------------
                                                                                           $ 18,441,498
-------------------------------------------------------------------------------------------------------
  Energy - 0.3%
    Rowan Cos., Inc.                                                    64,700             $  1,387,815
-------------------------------------------------------------------------------------------------------
  Entertainment - 3.9%
    CEC Entertainment, Inc.*                                            98,900             $  4,084,570
    Emmis Broadcasting Corp., "A"*                                     143,700                3,045,003
    Entercom Communications Corp.*                                      49,560                2,274,804
    Hearst-Argyle Television, Inc.*                                     70,900                1,598,795
    Spanish Broadcasting Systems, Inc.*                                178,700                1,787,000
    World Wrestling Federation Entertainment, Inc.*                    202,000                2,949,200
                                                                                           ------------
                                                                                           $ 15,739,372
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.6%
    Chemical Financial Corp.                                            11,900             $    446,369
    Federated Investors, Inc., "A"                                      31,550                1,090,684
    Financial Federal Corp.*                                            24,700                  817,570
    Financial Institutions, Inc.                                        20,400                  772,344
    First Niagara Financial Group, Inc.                                  3,400                   94,384
    Frontier Financial Corp.                                            12,000                  352,200
    Student Loan Corp.                                                  17,200                1,424,848
    Waddell & Reed Financial, Inc., "A"                                 44,350                1,016,502
    Webster Financial Corp.                                              5,200                  198,848
                                                                                           ------------
                                                                                           $  6,213,749
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    Seacoast Financial Services Corp.                                   24,000             $    601,680
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.9%
    American Italian Pasta Co.*                                          3,800             $    193,762
    Coors (Adolph) Co.                                                   6,000                  373,800
    Del Monte Foods Co.*                                               240,900                2,842,620
                                                                                           ------------
                                                                                           $  3,410,182
-------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 0.2%
    Station Casinos, Inc.*                                              45,400             $    810,390
-------------------------------------------------------------------------------------------------------
  Healthcare - 4.7%
    Apria Healthcare Group, Inc.*                                      120,500             $  2,699,200
    Caremark Rx, Inc.*                                                 615,700               10,159,050
    Community Health Care, Inc.*                                        20,800                  557,440
    First Health Group Corp.*                                          130,800                3,667,632
    Select Medical Corp.*                                               94,800                1,484,568
                                                                                           ------------
                                                                                           $ 18,567,890
-------------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    Arthur J. Gallagher & Co.                                           19,000             $    658,350
-------------------------------------------------------------------------------------------------------
  Internet - 0.9%
    Digital Insight Corp.*                                              71,186             $  1,171,010
    Retek, Inc.*                                                        98,400                2,391,120
                                                                                           ------------
                                                                                           $  3,562,130
-------------------------------------------------------------------------------------------------------
  Manufacturing - 0.9%
    Armor Holdings, Inc.*                                               64,200             $  1,637,100
    Kemet Corp.*                                                        99,300                1,773,498
                                                                                           ------------
                                                                                           $  3,410,598
-------------------------------------------------------------------------------------------------------
  Media - 1.1%
    Belo Corp.                                                          86,000             $  1,944,460
    LIN TV Corp.*                                                       50,600                1,368,224
    Radio One, Inc.*                                                    80,500                1,197,035
                                                                                           ------------
                                                                                           $  4,509,719
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 7.4%
    CONMED Corp.*                                                      147,700             $  3,298,141
    DJ Orthopedics, Inc.*                                               97,130                  796,466
    Haemonetics Corp.*                                                 278,330                8,127,236
    Inhale Therapeutic Systems Co.*                                    458,600                4,352,114
    Inveresk Research Group, Inc.*                                     105,300                1,369,953
    Noven Pharmaceuticals, Inc.*                                       257,700                6,571,350
    Urologix, Inc.*                                                     45,300                  579,387
    Wilson Great Batch Technologies, Inc.*                             107,620                2,742,158
    Zoll Medical Corp.*                                                 52,100                1,694,813
                                                                                           ------------
                                                                                           $ 29,531,618
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 11.0%
    Ameripath, Inc.*                                                   146,700             $  3,290,481
    Cyberonics, Inc.*                                                   84,000                1,101,996
    Edwards Lifesciences Corp.*                                        193,700                4,493,840
    IDEXX Laboratories, Inc.*                                          172,400                4,446,196
    LifePoint Hospitals, Inc.*                                          42,800                1,554,068
    Lincare Holdings, Inc.*                                            154,200                4,980,660
    NDCHealth Corp.                                                    128,100                3,573,990
    Orthodontic Centers of America, Inc.*                              180,900                4,169,745
    Osteotech, Inc.*                                                   125,700                  928,923
    Pharmaceutical Product Development, Inc.*                          195,000                5,136,300
    Renal Care Group, Inc.*                                             54,000                1,682,100
    Steris Corp.*                                                      191,100                3,651,921
    Sunrise Assisted Living, Inc.*                                     121,100                3,245,480
    Triad Hospitals, Inc.*                                              39,075                1,655,998
                                                                                           ------------
                                                                                           $ 43,911,698
-------------------------------------------------------------------------------------------------------
  Oil Services - 2.6%
    Cal Dive International, Inc.*                                       55,450             $  1,219,900
    Dril-Quip, Inc.*                                                    68,400                1,706,580
    Hydril Co.*                                                         45,300                1,214,040
    National Oilwell, Inc.*                                             51,500                1,084,075
    Pride International, Inc.*                                          90,900                1,423,494
    Superior Energy Services, Inc.*                                     43,100                  437,465
    Trico Marine Services, Inc.*                                        13,125                   89,119
    Varco International, Inc.*                                         176,200                3,090,548
                                                                                           ------------
                                                                                           $ 10,265,221
-------------------------------------------------------------------------------------------------------
  Oils - 0.6%
    Newfield Exploration Co.*                                           47,100             $  1,750,707
    Premcor, Inc.*                                                      26,560                  683,123
                                                                                           ------------
                                                                                           $  2,433,830
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.5%
    Medicis Pharmaceutical Corp.*                                       43,400             $  1,855,784
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.6%
    Lee Enterprises, Inc.                                               10,300             $    360,500
    Playboy Enterprises, Inc., "B"*                                    256,359                3,268,577
    Scholastic Corp.*                                                  173,600                6,579,440
                                                                                           ------------
                                                                                           $ 10,208,517
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 6.2%
    California Pizza Kitchen, Inc.*                                    159,600             $  3,958,080
    Jack in the Box, Inc.*                                             170,300                5,415,540
    Outback Steakhouse, Inc.*                                          171,100                6,005,610
    Papa John's International, Inc.*                                    73,900                2,467,521
    Prime Hospitality Corp.*                                               900                   11,691
    RARE Hospitality International, Inc.*                               58,800                1,582,896
    Sonic Corp.*                                                       170,550                5,356,976
                                                                                           ------------
                                                                                           $ 24,798,314
-------------------------------------------------------------------------------------------------------
  Retail - 7.0%
    AnnTaylor Stores Corp.*                                             95,900             $  2,434,901
    Big 5 Sporting Goods Corp.*                                        112,000                1,600,480
    Charming Shoppes, Inc.*                                             23,000                  198,720
    Cost Plus, Inc.*                                                    67,700                2,070,266
    Dollar Tree Stores, Inc.*                                           94,100                3,708,481
    Linens 'n Things, Inc.*                                             22,400                  734,944
    Michaels Stores, Inc.*                                             155,700                6,072,300
    Office Depot, Inc.*                                                 61,550                1,034,040
    Petco Animal Supplies, Inc.*                                        30,960                  771,213
    Regis Corp.                                                        167,150                4,516,226
    Talbots, Inc.                                                      103,600                3,626,000
    Tuesday Morning Corp.*                                              58,800                1,091,328
                                                                                           ------------
                                                                                           $ 27,858,899
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.6%
    Career Education Corp.*                                             73,700             $  3,316,500
    DeVry, Inc.*                                                        69,700                1,591,948
    Sylvan Learning Systems, Inc.*                                      64,600                1,288,124
                                                                                           ------------
                                                                                           $  6,196,572
-------------------------------------------------------------------------------------------------------
  Technology - 0.8%
    Varian, Inc.*                                                      101,200             $  3,334,540
-------------------------------------------------------------------------------------------------------
  Telecommunications - 1.7%
    Amdocs Ltd.*                                                       112,059             $    846,045
    Inet Technologies, Inc.*                                           223,800                1,510,650
    McDATA Corp., "A"*                                                 125,800                1,108,298
    McDATA Corp., "B"*                                                 356,100                3,169,290
                                                                                           ------------
                                                                                           $  6,634,283
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.3%
    Advanced Fibre Communications, Inc.*                               289,420             $  4,787,007
    GlobespanVirata, Inc.*                                             835,028                3,231,558
    Tekelec Co.*                                                       133,100                1,068,793
                                                                                           ------------
                                                                                           $  9,087,358
-------------------------------------------------------------------------------------------------------
  Transportation - 2.6%
    Heartland Express, Inc.*                                            76,703             $  1,835,503
    J.B. Hunt Transport Services, Inc.*                                 96,400                2,845,728
    Knight Transportation, Inc.*                                        87,200                2,022,168
    Swift Transportation, Inc.*                                         90,900                2,117,970
    Werner Enterprises, Inc.                                            64,166                1,367,377
                                                                                           ------------
                                                                                           $ 10,188,746
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $388,462,493
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 1.4%
  United Kingdom - 1.4%
    SmartForce PLC ADR (Internet)*                                      62,100             $    211,140
    Willis Group Holdings Ltd. PLC (Insurance)*                        157,590                5,186,287
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $  5,397,427
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $363,281,319)                                               $393,859,920
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.0%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 7/01/02, at
      Amortized Cost                                                  $  3,964             $  3,964,000
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.1%
-------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/28/02, due 7/01/02, total to
      be received $4,457,724 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                $  4,457             $  4,457,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $371,702,319)                                          $402,280,920

Other Assets, Less Liabilities - (1.0)%                                                      (4,167,842)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $398,113,078
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $371,702,319)            $402,280,920
  Cash                                                                1,457,304
  Receivable for investments sold                                    11,088,809
  Receivable for fund shares sold                                       731,239
  Interest and dividends receivable                                      24,064
  Other assets                                                            5,787
                                                                   ------------
      Total assets                                                 $415,588,123
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $ 16,648,967
  Payable for fund shares reacquired                                    743,318
  Payable to affiliates -
    Management fee                                                       24,121
    Shareholder servicing agent fee                                         241
    Administrative fee                                                      563
  Accrued expenses and other liabilities                                 57,835
                                                                   ------------
      Total liabilities                                            $ 17,475,045
                                                                   ------------
Net assets                                                         $398,113,078
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $458,768,757
  Unrealized appreciation on investments                             30,578,601
  Accumulated net realized loss on investments                      (91,234,280)
                                                                   ------------
      Total                                                        $398,113,078
                                                                   ============
Shares of beneficial interest outstanding                           24,217,368
                                                                    ==========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $16.44
                                                                       ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                      $     513,353
    Dividends                                                           564,265
    Foreign taxes withheld                                                 (177)
                                                                  -------------
      Total income                                                $   1,077,441
                                                                  -------------
  Expenses -
    Management fee                                                $   4,240,987
    Trustees' compensation                                               17,784
    Shareholder servicing agent fee                                      42,410
    Administrative fee                                                   62,293
    Custodian fee                                                       245,461
    Printing                                                             18,595
    Auditing fees                                                        36,300
    Legal fees                                                            6,079
    Miscellaneous                                                        94,886
                                                                  -------------
      Total expenses                                              $   4,764,795
    Fees paid indirectly                                                (27,371)
                                                                  -------------
      Net expenses                                                $   4,737,424
                                                                  -------------
        Net investment loss                                       $  (3,659,983)
                                                                  -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $ (39,532,921)
    Foreign currency transactions                                           (13)
                                                                  -------------
      Net realized loss on investments and foreign
        currency transactions                                     $ (39,532,934)
                                                                  -------------
  Change in unrealized depreciation on investments -              $ (98,672,381)
                                                                  -------------
      Net realized and unrealized loss on investments and
       foreign currency transactions                              $(138,205,315)
                                                                  -------------
        Decrease in net assets from operations                    $(141,865,298)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                      2002                     2001
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                             $  (3,659,983)         $  (2,783,675)
  Net realized gain (loss) on investments and foreign
    currency transactions                                           (39,532,934)            29,699,078
  Net unrealized loss on investments and foreign currency
    translation                                                     (98,672,381)           (56,003,345)
                                                                  -------------          -------------
    Decrease in net assets from operations                        $(141,865,298)         $ (29,087,942)
                                                                  -------------          -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                         $        --            $(147,208,485)
  In excess of net realized gain on investments and
    foreign currency transactions                                          --              (49,053,398)
  From paid-in capital                                                     --               (1,615,068)
                                                                  -------------          -------------
Total distributions declared to shareholders                      $        --            $(197,876,951)
                                                                  -------------          -------------
Net increase (decrease) in net assets from fund share
  transactions                                                    $(131,101,201)         $ 153,557,917
                                                                  -------------          -------------
    Total decrease in net assets                                  $(272,966,499)         $ (73,406,976)
Net assets:
  At beginning of period                                            671,079,577            744,486,553
                                                                  -------------          -------------
  At end of period (including accumulated net investment
    income of $0 and $44,964, respectively)                       $ 398,113,078          $ 671,079,577
                                                                  -------------          -------------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED JUNE 30,
                                             --------------------------------------------------------------------------------
                                                    2002              2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $21.55            $31.39           $22.20           $22.95           $21.45
                                                  ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment loss(S)                          $(0.12)           $(0.10)          $(0.12)          $(0.08)          $(0.08)
  Net realized and unrealized gain (loss)
    on investments and foreign currency            (4.99)            (1.33)           11.76             0.98             4.54
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $(5.11)           $(1.43)          $11.64           $ 0.90           $ 4.46
                                                  ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions             $ --              $(6.26)          $(2.45)          $(1.65)          $(2.96)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --               (2.08)            --               --               --
  From paid-in capital                              --               (0.07)            --               --               --
                                                  ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $ --              $(8.41)          $(2.45)          $(1.65)          $(2.96)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $16.44            $21.55           $31.39           $22.20           $22.95
                                                  ======            ======           ======           ======           ======
Total return                                      (23.71)%           (3.46)%          54.04%            4.69%           23.51%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        0.84%             0.82%            0.82%            0.79%            0.76%
  Net investment loss                              (0.65)%           (0.40)%          (0.46)%          (0.41)%          (0.36)%
Portfolio turnover                                    87%               53%              90%              78%              80%
Net assets at end of period (000 Omitted)       $398,113          $671,080         $744,487         $444,822         $502,393

  (S) Through December 31, 1998, the investment adviser voluntarily agreed to maintain the expenses of the fund at not more than 0.75% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                       $ --              $ --             $ --             $(0.09)          $(0.10)
        Ratios (to average net assets):
          Expenses##                                --                --               --               0.83%            0.83%
          Net investment loss                       --                --               --              (0.45)%          (0.44)%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Emerging Equities Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended June 30, 2002 and June 30, 2001 was as follows:

                                              JUNE 30, 2002       JUNE 30, 2001
-------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                  $  --           $117,290,176
  Long-term capital gain                              --             80,586,775
                                                   --------        ------------
Total distributions declared                       $  --           $197,876,951
                                                   ========        ============

During the year ended June 30, 2002, accumulated net investment loss decreased by $3,615,019, accumulated net realized loss on investments and foreign currency transactions decreased by $156,863, and paid-in capital decreased by $3,771,882 due to differences between book and tax accounting for capital losses. This change had no effect on the net assets or net asset value per share.

As of June 30, 2002, the components of accumulated losses on a tax basis were as follows:

                Capital loss carryforward        $(64,968,651)
                Unrealized gain                    21,807,758
                Other temporary differences       (17,494,786)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2010.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $464,435,399 and $583,677,515, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $380,473,162
                                                                  ------------
Gross unrealized appreciation                                     $ 65,986,098
Gross unrealized depreciation                                      (44,178,340)
                                                                  ------------
    Net unrealized appreciation                                   $ 21,807,758
                                                                  ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                           YEAR ENDED JUNE 30, 2002            YEAR ENDED JUNE 30, 2001
                                 ----------------------------------    --------------------------------
                                         SHARES              AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           7,691,466       $ 137,258,261        7,516,360      $ 182,694,402
Shares  issued to shareholders in
  reinvestment of distributions           --                 --            9,118,998        188,857,627
Shares reacquired                   (14,619,893)       (268,359,462)      (9,206,255)      (217,994,112)
                                    -----------       -------------       ----------      -------------
    Net increase (decrease)          (6,928,427)      $(131,101,201)       7,429,103      $ 153,557,917
                                    ===========       =============       ==========      =============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $5,772, which is based on the average daily unused portion of the line of credit, is included in miscellaneous expense. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

ToThe Trustees of the MFS Institutional Trust and the Shareholders of the MFS
  Institutional Emerging Equities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Emerging Equities Fund (one of a series comprising MFS Institutional Trust) (the "Trust") as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Institutional Emerging Equities Fund at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 8, 2002

FEDERAL TAX INFORMATION (Unaudited)

In January 2003, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2002.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                               IEE-2  8/02  400